Exhibit 10.4

                                   AGREEMENT
                                   ---------

       THIS AGREEMENT (the "AGREEMENT") is made as of January 13, 2006, by and between UTIX Group, Inc., a Delaware corporation, with its principal executive offices at 7 New England Park, Suite 610, Burlington, MA 01803 ("UTIX"), and certain investors of Utix as set forth on the signature pages hereto (collectively, "INVESTORS"). (Utix and Investors may hereinafter be referred to singularly as a "PARTY," and collectively as the "PARTIES.")

                                   PREAMBLES:

       WHEREAS, on various dates ranging from November, 2003 to December, 2005, certain Investors (such Investors, the "DEBTHOLDERS") made loans to Utix (collectively the "LOANS") in the aggregate principal amount of Four Million Nine Hundred and Thirty One ($4,931,000) Dollars (the "PRINCIPAL AMOUNT"), in such amounts as further set forth on SCHEDULE A hereto;

       WHEREAS, in addition to the Loans, on various dates ranging from November, 2003 to December, 20005, Utix issued warrants (collectively, the "ORIGINAL WARRANTS") to certain Investors (such Investors, the "WARRANTHOLDERS") to purchase approximately Thirty Million One Hundred Thirty Four Thousand Five Hundred and Ninety (30,134,590) shares of common stock of Utix, par value $0.001 per share ("COMMON STOCK"), in such amounts as further set forth on SCHEDULE B hereto; and

       WHEREAS, Utix has been seeking additional financing and in furtherance thereof Utix has entered into a term sheet dated December 28, 2005 with Special Situations Fund ("SPECIAL SITUATIONS") whereby Special Situations has agreed to invest or arrange for the investment of up to $6,500,000 by purchasing Utix's Series A Convertible Preferred Stock; and

       WHEREAS, as a condition to Special Situations agreeing to make or arrange this investment in Utix, Special Situations requires that Utix restructure its current obligations to the Debtholders and the Warrantholders as follows: (i) all Loans payable to the Debtholders shall be paid in full by Utix by (A) converting fifty (50%) percent of the principal amount of the Loans into shares of Utix's Common Stock at the conversion rate of $0.02 per share; and (B) converting the remaining fifty (50%) percent of the principal amount of the Loans into shares of Utix's Common Stock at the conversion rate of $0.125; and
(C) issuing warrants (the "Debtholder Warrants") to purchase an aggregate of 30,818,750 shares of Utix's Common Stock at the exercise price of $0.04 per share for a period of five (5) years, which Debtholder Warrants shall be substantially in the form attached hereto as EXHIBIT A; and (ii) all Original Warrants held by the Warrantholders shall be amended and restated (the "RESTATED WARRANTS") whereby the Warrantholders will have the right to purchase fifty (50%) percent of the number of shares of Common Stock each Warrantholder can purchase under the Original Warrants at the exercise price of $0.04 per share for a period of five (5) years, which Restated Warrants shall be substantially in the form attached hereto as EXHIBIT B ((i) and (ii) above collectively referred to herein as the "RESTRUCTURING"); and

       WHEREAS, Utix and the Investors recognize that it is in the best interest of the parties that Utix enter into the financing transaction with Special Situations and in connection therewith the parties agree to the terms of the Restructuring; and

       WHEREAS, in furtherance of the Restructuring, the parties are desirous of settling any claims the Investors now have against Utix for any and all defaults, penalties, accelerations (the "INVESTORS' CLAIMS") arising out of the terms of the Loans or the Original Warrants (assuming full and complete performance by Utix of its obligations hereunder and under the Restructuring) without resorting to litigation.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

       1. DEFAULT. With the exception of those Loans set forth on SCHEDULE C hereto, Utix hereby acknowledges that it is in default on the Loans, for, among other things, the failure to repay the principal amount of the Loans. Utix further acknowledges and agrees that it has no offset, defense or counterclaim of any kind, nature or description with respect to any of its defaults and the unpaid monies due to the Investors, as set forth herein.

       2. RESTRUCTURING. Subject to the terms and conditions set forth herein, on January __, 2006 (the "CLOSING DATE") which closing shall occur concurrently with the closing of the Special Situations financing, in settlement of the Investors' Claims and in connection with the Restructuring, the parties hereby agree as follows:

              (a)    DEBTHOLDERS - CONVERSION OF LOANS.

                     (i) On the Closing Date, Utix will convert Two Million Four Hundred and Sixty Five Thousand Five Hundred ($2,465,500) Dollars of the outstanding Loans into shares of Common Stock at the conversion rate of $0.02 per share. Each Debtholder shall receive the number of shares of Common Stock as is set forth on SCHEDULE D hereto.

                     (ii) On the Closing Date, Utix will convert Two Million Four Hundred and Sixty Five Thousand Five Hundred ($2,465,500) Dollars of the outstanding Loans into shares of Common Stock at the conversion rate of $0.125 per share. Each Debtholder shall be issued the number of shares of Common Stock as is set forth on SCHEDULE E hereto. The shares to be issued pursuant to Sections 2(a)(i), 2(a)(ii) shall be collectively referred to herein as the "CONVERSION SHARES".

                     (iii) On the Closing Date, in addition to the shares to be issued to the Investors pursuant to Sections 2(a)(i), and 2(a)(ii) above, in further consideration for the Investor's agreement herein, Utix will issue the Debtholder Warrants to the Debtholders to purchase an aggregate of Thirty Million Eight Hundred and Eighteen Thousand Seven Hundred and Fifty (30,818,750) shares of Common Stock (the "DEBTHOLDER WARRANT SHARES"). Each Debtholder shall be issued a New Warrant to purchase the number of shares of Common Stock as is set forth on SCHEDULE F hereto.

                     (iv) On the Closing Date, any accrued and unpaid interest on the Loans shall be paid for the period ending December 31, 2005.

              (b) WARRANTHOLDERS - ISSUANCE OF RESTATED WARRANTS. On the Closing Date, Utix, in exchange for each Investor's Original Warrants, will issue Restated Warrants to each Warrantholder to purchase an aggregate of 17,142,293 shares of Common Stock (the "RESTATED WARRANT SHARES"). Each Warrantholder shall be issued a Restated Warrant to purchase the number of shares as is set forth on SCHEDULE G hereto.

       3. WARRANTIES AND REPRESENTATIONS OF UTIX. In order to induce Investors to enter into this Agreement in settlement of the Investor's Claims (assuming full and complete performance by Utix of its obligations hereunder), Utix hereby represents and warrants to the Investors as follows:

              (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. Utix is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own and operate its assets and properties and to carry on its current or contemplated business. Utix is duly qualified to transact business and is in good standing in each jurisdiction wherein the properties owned or leased or the business transacted by Utix makes such qualification to do business as a foreign corporation necessary, except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, results of operations, business, prospects or properties of Utix.

              (b) CAPITALIZATION. As of the Closing Date (exclusive of the securities issued pursuant to the Special Situations financing and hereunder), Utix has presplit(A) 37,413,467 outstanding shares of common stock, (B)
75,000,000 outstanding options to purchase shares of its common stock, (C) 30,134,586 outstanding warrants to purchase shares of its common stock, and (D) except as set forth on Schedules to this Agreement, no convertible securities, or other rights, calling for the issuance of shares of its common stock (collectively, the "UTIX SECURITIES"). The Utix Securities have, as applicable, been duly authorized and validly issued and are fully paid and non-assessable, have been issued and sold in compliance with applicable securities laws of the United States and jurisdictions thereof and any other applicable securities laws, and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights granted by Utix. There are no shareholders agreements, voting agreements or other similar agreements with respect to the outstanding shares of common stock of Utix to which Utix is a party or, to the knowledge of Utix (having undertaken no independent investigation), between or among any of Utix's stockholders.

              (c) POWER AND AUTHORITY. All corporate action on the part of Utix and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Conversion Shares, the Debtholder Warrants, the Restated Warrants, the Debtholder Warrant Shares and the Restated Warrant Shares (collectively, the "Restructuring Securities"), the performance of all obligations of Utix hereunder and thereunder, have been taken or will be taken, as required. The Conversion Shares, the Debtholder Warrants and the Restated Warrants have been duly executed and delivered by Utix and constitute the valid and legally binding obligations of Utix, enforceable in accordance with their terms.

              (d)    VALID ISSUANCE OF SECURITIES.

                     (i) The Conversion Shares, the Debtholder Warrant Shares and Restated Warrant Shares when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, and therein, will be duly and validly issued, fully paid and non-assessable and free of any liens or encumbrances created by Utix.

                     (ii) After the Amendment and the Reverse Split (as defined in Section 5(k) herein), the Conversion Shares, the Debtholder Warrant Shares and Restated Warrant Shares will be duly and validly reserved for issuance upon conversion of the Loans in accordance with Section 2(a) hereof and upon exercise of the Debtholder Warrants and the Restated Warrants, and upon issuance in accordance with the terms of this Agreement and the Debtholder Warrants and Restated Warrants, will be fully paid and non-assessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws. No preemptive right, right of first refusal granted by Utix, or other similar right exists with respect to the Conversion Shares, the Debtholder Warrant Shares or Restated Warrant Shares, or the issuance and sale thereof.

                     (iii) Utix understands and acknowledges the potentially dilutive effect to its common stock upon the issuance of the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares. Utix further acknowledges that its obligation to issue the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares in accordance with this Agreement and the terms of the Debtholder Warrants and the Restated Warrants is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of Utix.

              (e) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority on the part of Utix is required in connection with Utix's authorization, issuance and sale of the Conversion Shares, the Debtholder Warrant Shares or the Restated Warrant Shares, and the transactions contemplated by this Agreement, except for filings, if any, required pursuant to applicable state securities or Blue Sky laws, which filings will be made within the required statutory or regulatory periods, and any filing pursuant to Regulation D of the Securities and Exchange Commission, which filing, if made, will be made within fifteen (15) days of the Closing Date.

              (f) LITIGATION. There is no action, suit, claim, proceeding or investigation pending or, to Utix's knowledge, threatened against Utix, which could reasonably be expected to have a material adverse effect on the condition, financial or otherwise, results of operations, business, prospects or properties of Utix. Utix is not, and to Utix's knowledge (having undertaken no independent investigation), no founder, director, officer or key employee is, a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that could reasonably be expected to have a material adverse effect on the condition, financial or otherwise, results of operations, business, prospects or properties of Utix.

       4. WARRANTIES AND REPRESENTATIONS OF THE INVESTORS. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to Utix as follows:

              (a) ORGANIZATION; AUTHORITY. Such Investor is an individual or entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The acceptance of the Restructuring as set forth herein has been duly authorized by all necessary action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms.

              (b) INVESTMENT INTENT. Such Investor is acquiring the Conversion Shares, as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Conversion Shares or any part thereof, without prejudice, however, to such Investor's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Conversion Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Conversion Shares for any period of time. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Conversion Shares. "PERSON" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

              (c) INVESTOR STATUS. At the time such Investor was offered the Conversion Shares, the Debtholder Warrants and Restated Warrants it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

              (d) EXPERIENCE OF SUCH INVESTOR. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters, including investments in entities that are listed on the "Over the Counter Bulletin Board", so as to be capable of evaluating the merits and risks of the prospective investment in the Restructuring Securities and has so evaluated the merits and risks of such investment. Such Investor is (i) aware that the volume of the trading market for the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares is limited or may be non-existent for a period of time; and (ii) able to bear the economic risk of an investment in the Restructuring Securities, and, at the present time, is able to afford a complete loss of such investment.

              (e)    ACCESS TO INFORMATION.  Such Investor  acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Utix concerning the terms and conditions of the Restructuring and the merits and risks of investing in the Restructuring Securities; (ii) access to information about Utix and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that Utix possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Restructuring. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of Utix's representations and warranties contained in this Agreement.

       5. COVENANTS OF UTIX. Utix covenants and agrees with Investors as follows:

              (a) STOP ORDERS. Utix will advise Investors, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "COMMISSION"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of Utix, or of the suspension of the qualification of the common stock of Utix for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

              (b) LISTING. Utix will maintain the listing or quotation of its common stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the shares of common stock of Utix (the "PRINCIPAL MARKET")), and will comply in all respects with its reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. Utix will provide Investors with copies of all notices it receives notifying Utix of the threatened and actual delisting of its common stock from any Principal Market. As of the date of this Agreement, the Bulletin Board is and will be the Principal Market.

              (c) MARKET REGULATIONS. Utix shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Conversion Shares, the Debenture Warrant Shares and the Restated Warrant Shares to Investors and promptly provide copies thereof to Investors.

              (d) REPORTING REQUIREMENTS. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Conversion Shares, the Debtholder Warrant Shares and the New Warrant Shares have been resold or transferred by the Investors pursuant to the Registration Statement (as defined in Section 8(a) hereof) or pursuant to Rule 144, without regard to volume limitation, Utix will (A) cause its common stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all material respects with its reporting and filing obligations under the 1934 Act,
(C) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. Utix will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until three (3) years after the Closing Date. Until the resale of the Conversion Shares, the Debtholder Warrant Shares or the Restated Warrant Shares by Investors, Utix will use its best efforts to continue the listing or quotation of its common stock on a Principal Market and will comply in all respects with its reporting, filing and other obligations under the bylaws or rules of the Principal Market. Utix agrees to timely file a Form D with respect to the Conversion Shares if required under Regulation D and to provide a copy thereof to Investors promptly after such filing.

              (e) TAXES. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares have been resold or transferred by the Investors pursuant to the Registration Statement (as defined in Section 8(a) hereof) or pursuant to Rule 144, without regard to volume limitations, Utix will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of Utix; PROVIDED, HOWEVER, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if Utix shall have set aside on its books adequate reserves with respect thereto, and provided, further, that Utix will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

              (f) BOOKS AND RECORDS. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares have been resold or transferred by the Investors pursuant to the Registration Statement (as defined in Section 8(a) hereof) or pursuant to Rule 144, without regard to volume limitations, Utix will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

              (g) GOVERNMENTAL AUTHORITIES. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares have been resold or transferred by the Investors pursuant to the Registration Statement (as defined in Section 8(a) hereof) or pursuant to Rule 144, without regard to volume limitations, Utix shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

              (h) INTELLECTUAL PROPERTY. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares have been resold or transferred by the Investors pursuant to the Registration Statement (as defined in Section 8(a) hereof) or pursuant to Rule 144, without regard to volume limitations, Utix shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

              (i) PROPERTIES. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares have been resold or transferred by the Investors pursuant to the Registration Statement (as defined in Section 8(a) hereof) or pursuant to Rule 144, without regard to volume limitations, Utix will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and Utix will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect on Utix's operations.

              (j) NON-PUBLIC INFORMATION. Utix covenants and agrees that neither it nor any other person acting on its behalf will provide the Investors or its agents or counsel with any information that Utix believes constitutes material non-public information, unless prior thereto the Investors shall have agreed in writing to receive such information. Utix understands and confirms that the Investors shall be relying on the foregoing representations in effecting transactions in securities of Utix.

              (k) INFORMATION STATEMENT. Utix shall take all action necessary to effectuate an amendment to its Amended and Restated Certificate of Incorporation increasing the number of shares of Common Stock that Utix is authorized to issue to 375,000,000 (the "AMENDMENT") and a one-for-100 reverse split of Utix's Common Stock (the "REVERSE SPLIT") as promptly as practicable. In connection therewith, assuming Utix obtains the written consent of a majority of its shareholders, Utix will promptly prepare and file with the Commission an information statement and, after receiving and promptly responding to any comments of the Commission thereon, shall promptly mail such information statement to Utix's stockholders (as so mailed, the "INFORMATION STATEMENT"). Each Investor shall promptly furnish in writing to Utix such information relating to such Investor and its investment in Utix as Utix may reasonably request for inclusion in the Information Statement and, if requested, shall provide a stockholder consent to the Amendment and the Reverse Split. Utix will comply with Section 14(c) of the 1934 Act and the rules promulgated thereunder in relation to the Information Statement, and the Information Statement shall not, on the date that the Information Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders, or at the time that the Amendment or Reverse Split is effectuated, contain any statement which, at the time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to same subject matter which has become false or misleading. If Utix should discover at any time prior to the effectuation of the Amendment and the Reverse Split, any event relating to Utix or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Information Statement, in addition to the Utix's obligations under the 1934 Act, Utix will promptly inform the Investors thereof.

       6.     OTHER AGREEMENTS OF THE PARTIES.

              (a) TRANSFER RESTRICTIONS. The Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares other than pursuant to an effective registration statement or to Utix or pursuant to Rule 144(k), except as otherwise set forth herein, Utix may require the transferor to provide to Utix an opinion of counsel selected by the transferor (with the costs associated with the production of such opinion borne by Utix), the form and substance of which opinion shall be reasonably satisfactory to Utix, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, Utix hereby consents to and agrees to register on the books of Utix and with its Transfer Agent, without any such legal opinion, any transfer of the Conversion Shares, the Debtholder Warrant Shares or the Restated Warrant Shares by an Investor to an Affiliate of such Investor, provided that the transferee certifies to Utix that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. In addition, if an Investor reasonably believes that a transfer may be made in compliance with the rules and regulations of the Commission, the Investor may request a transfer of the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares without obtaining such legal opinion, but Utix (if it is unsure of transferability) may itself seek a legal opinion before being required to take any action.

              The Investors agree to the imprinting, so long as is required by this Section 6, of the following legend on any Conversion Shares, the Debtholder Warrant Shares or the Restated Warrant Shares:

       THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A
       TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

       Certificates evidencing the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Conversion Shares, the Debtholder Warrant Shares or the Restated Warrant Shares pursuant to Rule 144, or (iii) if such Conversion Shares, the Debtholder Warrant Shares or the Restated Warrant Shares are eligible for sale under Rule 144(k), or (iv) if (in the written opinion of competent securities counsel rendered to Utix, with the costs associated with the production of such opinion borne by Utix) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Commission). Following the Effective Date or at such earlier time as a legend is no longer required for certain Conversion Shares, the Debtholder Warrant Shares or the Restated Warrant Shares, Utix will no later than three (3) Trading Days following the delivery by an Investor to Utix or the Transfer Agent of a legended certificate representing such Conversion Shares, deliver or cause to be delivered to such Investor a certificate representing such Conversion Shares, Debtholder Warrant Shares or Restated Warrant Shares that are free from all restrictive and other legends. Utix may not make any notation on its records or give instructions to any transfer agent of Utix that enlarge the restrictions on transfer set forth in this Section.

              (b) SECURITIES LAWS DISCLOSURE; PUBLICITY. Utix shall, on the Closing Date or as soon as reasonably practicable, issue a press release reasonably acceptable to the Investors disclosing all material terms of the transactions contemplated hereby. Not later than four days after the Closing Date, Utix shall file a Current Report on Form 8-K with the Commission (the "8-K FILING") describing the material terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement in the form required by the Exchange Act. Thereafter, Utix shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing. Except with respect to the 8-K Filing and the press release referenced above, Utix shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Investors for their review. Utix and the Investors shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, Utix shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or applicable regulations, in which case Utix shall provide the Investors with prior notice of such disclosure. Utix shall not, and shall cause each of its officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding Utix or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Investor. In the event of a breach of the foregoing covenant by Utix, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by Utix, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to Utix or any its officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither Utix nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that Utix shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Investor shall be consulted by Utix in connection with any such press release or other public disclosure prior to its release). Each press release disseminated during the 12 months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

       7.     CONDITIONS.

              (a) CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE INVESTORS. The obligation of each Investor to accept the Conversion Shares, the Debtholder Warrants and the Restated Warrants in settlement of the Investors' Claims and in connection with the Restructuring on the Closing Date is subject to the satisfaction or waiver by such Investor, on or before the Closing Date, of each of the following conditions:

                     (i) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Utix contained herein shall be true and correct in all material respects as of the date when made on the Closing Date, as though made on such date; and

                     (ii)   PERFORMANCE.

                            (A)    Utix shall  deliver or cause to be  delivered
to each Debtholder: (1) the Conversion Shares, and (2) the Debtholder Warrants.

                            (B)    Utix shall  deliver or cause to be  delivered
to each Warrantholder: (1) the Restated Warrants.

                            (C)    Utix  shall  pay  any   accrued   and  unpaid
interest on the Loans for the period ending December 31, 2005.

              (b) CONDITIONS PRECEDENT TO THE OBLIGATIONS OF UTIX. The obligation of Utix to issue the Conversion Shares, the Debtholder Warrants and the Restated Warrants at the Closing Date is subject to the satisfaction or waiver by Utix, at or before the Closing Date, of each of the following conditions:

                     (i) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though made on and as of such date; and

                     (ii)   PERFORMANCE.

                            (A)    Each Debtholder shall deliver to Utix, his or
its original promissory notes (or debentures, as the case may be) in the Principal Amount of the Loans marked "cancelled."

                            (B)    Each Warrantholder shall deliver to Utix, his
or its Original Warrant marked "cancelled."

       8.     REGISTRATION RIGHTS.

              (a) PIGGY-BACK REGISTRATION. If Utix at any time proposes to register any of its securities under the Securities Act of 1933, as amended (the "1933 ACT") for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares (the Conversion Shares, the Debtholder Warrant Shares and the Restated Warrant Shares, being referred to in this Section 8 as the "REGISTRABLE SECURITIES") for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Investor pursuant to an effective registration statement, each such time it will give at least 30 days' prior written notice to the record holder of the Registrable Securities of its intention. Upon the written request of the Investor, received by Utix within 20 days after the giving of any such notice by Utix, to register any of the Registrable Securities, Utix will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by Utix (the "REGISTRATION STATEMENT"), all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "SELLER"). In the event that any registration pursuant to this
Section 8(a) shall be, in whole or in part, an underwritten public offering of common stock of Utix, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that Utix and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by Utix therein; provided, however, that Utix shall notify the Seller in writing of any such reduction. Utix may withdraw or delay or suffer a delay of any Registration Statement referred to in this Section 8(a) without thereby incurring any liability to the Seller.

              (b) REGISTRATION PROCEDURES. If and whenever Utix is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the 1933 Act, Utix will, as expeditiously as possible:


                     (i) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the Sellers copies of all filings and Commission letters of comment;

                     (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the latest of: (i) all Conversion Shares, Debtholder Warrant Shares and Restated Warrant Shares have been resold or transferred by the Investors pursuant to the Registration Statement; or (ii) two years after the Closing Date and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such Registration Statement in accordance with the Seller's intended method of disposition set forth in such Registration Statement for such period;

                     (iii)  use commercially  reasonable  efforts to comply with
                            all   applicable   rules  and   regulations  of  the
                            Commission  under  the

                            1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during which the Registration Statement is effective, Utix does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

                     (iv) use its best efforts to register or qualify the Sellers' Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as the Seller and in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that Utix shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                     (v) list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of Utix is then listed;

                     (vi) immediately notify the Seller and each underwriter under such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which Utix has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                     (vii) make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of Utix, and cause Utix's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                     (viii) In connection with each registration hereunder,  the
                            Seller will furnish to Utix in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 8(a) covering an underwritten public offering, Utix and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Utix's size and investment stature.

              (c)    EXPENSES.  All expenses  incurred by Utix in complying with
Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Utix, expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "REGISTRATION EXPENSES". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "SELLING EXPENSES". Except as otherwise provided in this paragraph 8(c), the Seller shall pay the fees of its own counsel, if any. Utix will pay all Registration Expenses in connection with the Registration Statement under Section 8. All Selling Expenses in connection with each Registration Statement under Section 8 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such Registration Statement or as all Sellers thereunder may agree.

              (d)    INDEMNIFICATION AND CONTRIBUTION.

                     (i) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 8, Utix will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Utix shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by Utix to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person, in writing specifically for use in such Registration Statement or prospectus.

                     (ii) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 8, the Seller will indemnify and hold harmless Utix, and each person, if any, who controls Utix within the meaning of the Act, each officer of Utix who signs the Registration Statement, each director of Utix, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which Utix or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Utix and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to Utix by such Seller specifically for use in such Registration Statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Registrable Securities covered by such Registration Statement.

                     (iii) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the
                            indemnifying    party    hereunder,    notify    the
                            indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
                            Section  8(d) and  shall  only  relieve  it from any
                            liability which it may have to such indemnified party under this Section 8(d), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this

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                            Section  8(d) for any  legal  expenses  subsequently
                            incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the
                            indemnified   party  reasonably  may  be  deemed  to
                            conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                     (iv) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) the
                            Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this
                            Section 8(d) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8(d) provides for indemnification in such case, or
                            (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 8(d); then, and in each such case, Utix and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

       9. FURTHER ASSURANCES. Utix hereby agrees, at its own cost and expense, to execute and to deliver such additional documents, agreements and instruments and take or cause to be taken such additional action as the Investors may request in order to more fully give effect to the settlement reflected in this Agreement.

       10. SPECIFIC PERFORMANCE. Utix hereby acknowledges that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms, or are otherwise breached. Accordingly, the parties agree that the Investors are entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof in addition to any other remedy to which they are entitled in law or in equity.

       11. BROKER FEES. Utix on the one hand, and the Investors on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. Utix represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the transactions described in this Agreement.

       12.    MISCELLANEOUS.

              (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties, and supersede all prior agreements, understandings and arrangements, oral or written, among the parties with respect to the subject matter hereof.

              (b) AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party may, by an instrument in writing, waive performance or compliance by any other party with respect to any term or provision of this Agreement on the part of such other party to be performed or complied with. The waiver by any party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

              (c) NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and delivered at the addresses designated below, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or to such other address or addresses as may hereafter be furnished by one party to the other party in compliance with the terms hereof:

                     If to the Investors to the address beneath each Investors name on the signature page hereto.

                     If to Utix to:

                             Utix Group, Inc.
                             7 New England Park, Suite 610
                             Burlington, MA 01803
                             Attn.: Tony Roth

                     with a copy to:

                             Hodgson Russ LLP
                             60 East 42nd St., 37th Floor
                             New York, NY 10165
                             Attn: Jeffrey A. Rinde, Esq.

All such notices and communications shall be effective when delivered at the designated addresses or five days after deposited in the mails in conformity with the provisions hereof.

              (d) ASSIGNMENT. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either party without the prior written consent of the other party.

              (e) SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

              (f) EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

              (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the City of New York, State of New York, without giving effect to the conflicts of law provisions thereof.

              (h) CONSENT TO JURISDICTION. Each of the parties hereto: (i) consents and submits to the jurisdiction of the Courts of the State of New York and of the Courts of the United States for a judicial district within the territorial limits of the State of New York for all purposes of this Agreement, including, without limitation, any action or proceeding instituted for the enforcement of any right, remedy, obligation and liability arising under or by reason of this Agreement; and (ii) consents and submits to the venue of such action or proceeding in the City and County of New York (or such judicial district of a Court of the United States as shall include the same).

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                                      -21-
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COUNTERPART SIGNATURE PAGE TO AGREEMENT, DATED________________ , 2006

       IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written. UTIX GROUP, INC.

                                        By:
                                           -------------------------------------
                                               Name:
                                               Its:






                                        By:
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                                               Name:
                                               Its:

                                        By:
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                                               Name:
                                               Its:

                                        By:
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                                               Name:
                                               Its:

                                        By:
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                                               Name:
                                               Its:

                                        By:
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                                               Name:
                                               Its:


                                      -22-